Third Quarter 2022 Earnings Presentation November 9, 2022 EX – 99.2

Disclaimer Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Except as otherwise stated herein, references to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Holdings LLC ("IMC"). Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy and future financial results. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," “pro-forma,” "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, whether the Company’s pending acquisition of Steward Value-Based Care will close and the risks associated therewith; the impact of COVID-19 or any variant thereof on the Company's business and results of operation; the availability of sites for de novo centers and the costs of opening such de novo centers; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs and the Company’s ability to comply with the covenants under its credit agreement; the Company's ability to recruit and retain qualified team members and independent physicians; and risks related to future acquisitions. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company’s reports filed with the SEC. All information provided in this presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Presentation. Use of Non-GAAP Financial Information Certain financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and Platform Contribution and margin thereof have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. For this reason, these non-GAAP measures may not be comparable to other Companies’ similarly labeled non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC. A reconciliation for Adjusted EBITDA and Platform Contribution to the most directly comparable GAAP financial measures is included in this Presentation. A reconciliation of projected 2022 Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

CareMax at a Glance 39.5K Medicare Advantage Members 2011 Year Founded 54 Medical Centers1 110+ Employed Providers 93K Total Members We are… A founder-led, technology-enabled, whole person healthcare platform providing value-based care and chronic disease management to seniors. Our mission… Is to empower care teams to provide high-quality, compassionate care by transforming the primary care delivery model to improve outcomes for patients most in need and to reduce overall costs. We empower providers… By providing a medical management platform equipped with data, analytics, and rules-based decision tools and workflows used by physicians across the United States. 100+ Affiliated Providers We offer community health and wellness centers that provide a comprehensive suite of healthcare and social services 5-Stars CMS Quality Rating3 ~60% Dual-Eligible Members4 4 States 7 MSAs2 Includes the three centers opened in Brooklyn, New York; Queens, New York; and Plantation, Florida in 4Q22 to date. Metropolitan Statistical Area (MSA). 2021 Star rating across CareMax centers as of year-end 2021. Represents percentage of Medicare Advantage members who are eligible for both Medicare and Medicaid. Note: All data as of September 30, 2022, unless otherwise noted

Third Quarter 2022 Update Reported revenue of $157.7 million, of which ~90% was risk-based revenue Net loss of $22.1 million, compared to net loss of $14.5 million in 3Q21 Grew Adjusted EBITDA to $9.2 million, up from $1.2 million in 3Q211 Achieved a 75.2% Medical Expense Ratio, compared to 75.4% for 3Q212 Medicare Advantage membership of 39,500, up 49% year-over-year Strong patient engagement evidenced by 92% of members seen year-to-date by their primary care physician Expanded presence with three de novo openings in Houston, Texas; Brooklyn, New York; and Miami, Florida Adjusted EBITDA is a non-GAAP number. For a reconciliation to the closest GAAP number, see the supplement to this presentation. Medical Expense Ratio equals external provider costs divided by Medicare and Medicaid risk-based revenues.

We Expect Continued Growth in Our Center Footprint and Medicare Advantage Membership Centers Medicare Advantage Members 10x >13x 2021 2017 2019 2018 2020 2022E 60 >40,000 2017 2022E 2018 2019 2020 2021 3Q22 YE22 3Q22 YE22

Updating Financial Outlook for Full Year 2022 FY 2022 Previous Guidance FY 2022 Updated Guidance YoY % growth Medicare Advantage Membership Greater than 40,000 Greater than 40,000 >19% Revenue $580 million to $600 million $600 million to $620 million 49% to 54%1 Adjusted EBITDA $30 million to $40 million $30 million to $40 million 125% to 200%1 Year-End Center Count 60 (15 openings) 60 (15 openings) 33% Compared to pro forma 2021 revenue and Adjusted EBITDA assuming the business combinations of CareMax, IMC Medical Group Holdings and Care Holdings occurred on January 1, 2021.

Third Quarter 2022 Financial Supplement

Reconciliation to Non-GAAP Financial Metrics 3Q22 Non-GAAP Reconciliation 3Q21 Non-GAAP Reconciliation

Reconciliation to Adjusted EBITDA Note: Pro forma and non-GAAP figures give effect to the combinations of CareMax, IMC, and Care Holdings as if they had occurred in historical periods (the “Business Combination”). Totals may not sum due to rounding. Pro forma net income replaces historical interest expense and D&A with go-forward assumptions of interest expense and D&A reflecting current leverage and applicable D&A schedules. Relates to the reclassification of earnout shares granted in relation to the Business Combination from shareholders’ equity to liabilities as of June 30, 2021, reverting to shareholders’ equity as of July 9, 2021 per ASC 815, resulting in non-cash gains and losses from the remeasurement of such liabilities in 2Q21 and 3Q21. Net Income to Adjusted EBITDA Bridge Reflects professional fees, salaries and wages, and other expenses deemed one-time in nature. Includes expenses and fees related to business combinations, non-recurring transactions, and M&A and integration teams. Includes operating losses incurred by de novo centers up to 18 months after opening.

Historical Non-GAAP Financial Summary Note: Figures give effect to the combinations of CareMax, IMC, and Care Holdings as if they had occurred in historical periods. Totals may not sum due to rounding. Includes operating losses incurred by de novo centers up to 18 months after opening. Non-GAAP Income Statement

Capitalization and Liquidity Excludes unvested warrants as of September 30, 2022.  Warrants have a strike price of $11.50/share and (other than the Related warrants) are subject to a $18.00 redemption cap. Warrants are currently out of the money based on CareMax’s closing share price as of November 2, 2022. The remaining 3.2 million of earnout shares are issuable if the volume weighted average price exceeds $15.00/share on 20 days within any 30-day trading period after the business combination. Reflects all unvested and outstanding RSUs, PSUs, and Options as of September 30, 2022. PSUs are reported in this figure at the maximum redemption scenario. Excludes unvested and outstanding stock options and PSUs that were out of the money based on CareMax’s closing share price of $5.87 as of November 8, 2022. Figures reflect face value as of September 30, 2022 and includes amounts outstanding due to PIK interest. Consists of outstanding debt on vehicles, furniture, and equipment. Diluted Share Count Net Debt (Cash)

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